ORDR
BAUMAN LAW FIRM
FREDERICK C. BAUMAN
(Nevada Bar No. 8370)
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of: IL2M International Corp.., a Nevada corporation	) Case No.: A-21-835472-P)) DEPT. NO.: XXIII)) **ORDER GRANTING APPLICATION FOR THE APPOINTMENT OF ALPHARIDGE CAPITAL LLC AS CUSTODIAN OF IL2M INTERNATIONAL CORP.. PURSUANT TO NRS 78.347(1)(b)**

IN THIS MATTER, notice was duly given to all concerned parties. The matter was set for hearing before the above-entitled Court on the 6th day of July, 2021. The Court finds that, based on the pleadings, the requirements of NRS 78.347 have been met, in that the petitioner, ALPHARIDGE Capital LLC, was a stockholder of IL2M International Corp.., and has submitted a declaration or affidavit compliant with NRS 78.347(2).

THE COURT, having considered the Application for the Appointment of Alpharidge Capital LLC ("Petitioner") as Custodian of IL2M International Corp.. (the "Company"), pursuant to NRS 78.347(1)(b), and no opposition having been filed with the Court, and for good cause appearing;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. Pursuant to NRS 78.347, Petitioner shall be and is hereby appointed custodian of the Company.

2. Petitioner is authorized to take any and all actions on behalf of the Company pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of the Company;

3. Petitioner is permitted to appoint new officers and directors;

4. Pursuant to NRS 78.347(3)(a), Petitioner shall comply with NRS 78.180 to reinstate the Company;

5. Petitioner shall provide reasonable notice of at least 10 days to all shareholders of record of a shareholders' meeting that will be held within a reasonable time after this Order is entered;

6. Petitioner, as custodian of the Company, shall submit a report to this Court of the actions taken at said shareholders' meeting.

7. Petitioner shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of the Company with the Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. (n/k/a FINRA), or Securities and Exchange Commission (SEC) investigations, violations or convictions concerning Petitioner, or his affiliates or subsidiaries;

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers and directors of the Company to request that the Company comply with corporate formalities and continue its business;

(c) A statement that Petitioner is in fact continuing the business and attempting to further the interests of the shareholders;

(d) A statement that Petitioner will reinstate or maintain the corporate charter; and

(e) Any other information as may be required by regulations promulgated by the Secretary of State.

8. Petitioner shall submit quarterly reports regarding the status and progress of the Company, on or before the following dates:

(a) October 5, 2021;

(b) January 4, 2022;

(c) April 5, 2022; and

(d) July 5, 2022.

9. If the Petitioner submits the quarterly reports prior to the above specified dates, and the Court approves the reports, the Court may prepare a minute order waiving the attorney's appearance.

IT IS SO ORDERED.

DATED this _____ day of _________, 2021

Dated this 4th day of August, 2021

DISTRICT COURT JUDGE

3E8 874 9389 32D8
Jasmin Lilly-Spells
District Court Judge

Respectfully Submitted by:

BAUMAN LAW FIRM

By

Frederick C. Bauman, Bar No. 8370
fred@lawbauman.com
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372
NO FAX NUMBER

Attorney for Petitioner

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of the Petition of Alpharidge Capital LLC	CASE NO: A-21-835472-P DEPT. NO. Department 23

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 8/4/2021

Frederick Bauman	fred@lawbauman.com